UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 20, 2009

_____________________________

Date of Report (Date of earliest event reported)

NEXTMART, INC.

_____________________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware

       000-26347

410985135

___________________________________________________________________________________________

(State or other jurisdiction                             (Commission

(IRS Employer

 of incorporation)                                      File Number)

 Identification No.)

NextMart Inc. Oriental Plaza Bldg. W3, Twelfth Floor

1 East Chang'an Avenue, Dongcheng District, Beijing, 100738 PRC ___________________________________________________________________________________________

(Address of principal executive offices)                      (Zip Code)

Registrant’s telephone number, including area code:  +86 (0)10 8518 9669

None

_____________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20 2009, we received the voluntary resignations of Mr. Bruno Wu as our Chairman, and Ren Huiliang, as our director, and as our CEO and acting CFO. Neither Mr Ren nor Mr. Wu were members of any committee of our Board of Directors. Moreover, neither resigned over disagreements with us on any matter relating to our operations, policies or practices. The resignation letters of Messrs. Wu and Ren are attached as exhibits hereto.

Effective at our Board of Directors’ meeting held on April 21 2009, Mrs. Carla Zhou (age 35) was elected to serve as a member of our Board of Directors as well as our Vice President, and acting Chief Executive Officer and Chief Operating Officer. As compensation for service provided, Mrs. Zhou shall receive an annual salary of RMB 50,000 (approximately $7,000). There are no family relationships between Mrs. Zhou and any of our other executive officers or directors. There have been no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which we were or are to be a participant, exceeding $120,000 and in which Mrs. Zhou had or will have a direct or indirect material interest.

Ms. Zhou has extensive experience in corporate financial management. From January 2005 to the present, she has served as senior vice president of the Sun Media Group Ltd., a China based company. Sun Media Group Ltd., is the parent company of Sun Media Investment Holdings Limited, one of our largest shareholders. From April 2004 to January 2005, Mrs Zhou previously served as our senior vice-president and chief of human resources. She has a degree in finance from the Shanghai University of Finance and Economics and is currently working on obtaining an MBA degree from Tsinghua University.

Other than as described herein, there is no arrangement or understanding between Mrs. Zhou and any other person pursuant to which Mrs. Zhou was elected as a director.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1 Resignation of Dr. Bruno Wu.

99.2 Resignation of Ren Huiliang.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nextmart, Inc.

Date: April 23, 2009	By:	/s/ Carla Zhou
	Name:	Carla Zhou
	Title:	Chief Financial Officer